UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2016

Item 1. Report to Stockholders.

Otter Creek Long/Short Opportunity Fund

Semi-Annual Report
April 30, 2016

Investor Class
(OTCRX)
Institutional Class
(OTTRX)

TABLE OF CONTENTS

Shareholder Letter	1
Performance Information and Allocation of Portfolio Holdings	5
Schedule of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Expense Example	23
Additional Information	25
Privacy Notice	26

June 14, 2016

OTTER CREEK LONG/SHORT OPPORTUNITY FUND (OTTRX/OTCRX)

Dear Fellow Shareholders,

For the six month period ending April 30, 2016, the Otter Creek Long/Short Opportunity Fund (Institutional Class Shares) produced a total return of +1.32%, compared to a +0.43% total return for the S&P 500 Index.  The Fund’s long and short investments contributed approximately 0.48% and 1.76% to the total return, respectively.  The largest positive contributor during the period was a long common stock position which contributed 0.89%.  The largest detractor was a long position that reduced performance by -1.51%.  We maintained long exposure of 79.26% and short exposure of 70.89% on average during the period, resulting in a net exposure of 8.37%.  All equity exposures are expressed as delta-adjusted percentages.

As of April 30, 2016, we maintain the following exposures:

	LONG	SHORT	NET	GROSS
MARKET VALUE AS A % OF EQUITY	81.8%	-47.7%	34.1%	129.5%
DELTA-ADJUSTED EQUITY EXPOSURE	78.6%	-78.5%	0.1%	157.1%

The goal of the Fund is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation and below-average volatility by investing in opportunities, both long and short, that are driven by intensive fundamental analysis.  Below we show the Fund’s volatility and correlation, as expressed by its standard deviation relative to the S&P 500 Index.  Figures presented are since inception.

	OTTRX	S&P 500
DAILY STANDARD DEVIATION	5.5%	13.1%

S&P 500 (WEEKLY)
CORRELATION COEFFICIENT (r)	-0.21
COEFFICIENT OF DETERMINATION (r2)	0.04

The Fund’s standard deviation has been significantly less than that of the S&P 500 and its return stream has had very little correlation to the S&P 500 return.  In fact, its correlation has been negative.  We are pleased that since inception of the Fund, we have produced a positive absolute return with below-average volatility.

Since the end of October 2015 the overall market has experienced four drawdowns of greater than 3%, including the 11.12% drop which lasted into February.  Below we highlight the performance of the Otter Creek Long/Short Opportunity Fund during each period in which the S&P 500 declined by 3% or more.

			OTTRX
			BETTER/(WORSE)
			THAN
PERIOD	S&P 500	OTTRX	S&P 500
11/04/15 – 11/13/15	-3.98%	+0.91%	4.89%
12/02/15 – 12/11/15	-4.22%	-1.07%	3.15%
12/17/15 – 12/18/15	-3.24%	-0.50%	2.74%
12/30/15 – 02/11/16	-11.75%	+4.07%	15.82%

We are pleased that we were able to provide downside protection during these time periods.  In summary, we believe that to date we have met our investment objective.

CURRENT INVESTMENT COMMENTARY

Thus far in 2016 the market as defined by the S&P 500 is up 2% year-to-date.  As shown in the table above, this path has not been a straight line as there was a sharp sell-off during the first two months of 2016.  As we approach mid-year 2016, we have a cautious view drawn off of market valuations.  The S&P 500 maintains an 18 times multiple on 2016 estimated earnings versus a historical average of 15 times.  Notably, S&P 500 earnings expectations for the second quarter of 2016 are no higher than reported earnings in the second quarter of 2011.  Despite no earnings growth over the last five years, the S&P 500 is approximately 50% higher than it was in the 2nd quarter of 2011.  From a global perspective, $10.4 trillion of sovereign debt currently trades with a negative yield.  This is up from $9 trillion at the end of April and $3 trillion at the beginning of 2016.  Additionally, investment grade European corporate bonds have now tipped into negative territory, with approximately 16% of the investment grade bond market now yielding negative.  In our opinion, global central bank liquidity and the chase for yield are driving global financial asset prices to elevated levels.

As we enter the 2nd half of the 2016 calendar year, we believe it pays to be patient in allocating capital to new ideas.  We presently maintain low net exposure and have high cash positions.  We will be looking opportunistically to deploy cash when we find attractive risk-adjusted ideas.  Given the rapid rise in equity markets since late January we have been finding more compelling short opportunities than long opportunities.  Despite stretched equity market valuations, we have been finding compelling investment themes and attractive risk-adjusted ideas both long and short.

Our long portfolio is comprised of high quality names that have one or more of the following attributes: double digit operating margins; high returns on equity (greater than 15%); leading market share position in their category; low to moderate leverage; consistent and growing dividends.

Our short portfolio primarily consists of companies that in our view have one or more of the following characteristics: engage in aggressive accounting; maintain unsustainable valuations; companies with increasing competition and unsustainable earnings; companies in secularly challenged industries.  We have continued to find new attractive short opportunities as financial markets have appreciated significantly since the summer lows.

We appreciate your investment in the Otter Creek Long/Short Opportunity Fund and please feel free to contact us with any questions.

Otter Creek Advisors, LLC

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk; Principal loss is possible. The Fund is non-diversified meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer‐term debt securities. Investments in lower-rated and non‐rated securities present a greater risk of loss to principal and interest than higher rated securities.  Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Short sales of securities involve the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

Delta-adjusted equity exposure is a representation of the portfolio’s equity exposure which has been adjusted to take into account the combined effect of options and equity positions.

A company’s forecasted, or estimated, earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings (which is the figure that is quoted more often) in that they are a projection and not a fact.

Forward Earnings is not a measure of the funds future performance.

Standard deviation is a measure of the dispersion of a set of data from its mean.

Correlation is a statistical measure of how two variables move in relation to each other.  The correlation coefficient (r) measures the strength and direction of a linear relationship between two variables.

The coefficient of determination (r2) is a measure used in statistical analysis to assess how well a model explains variance and predicts future outcomes; it allows us to determine how certain one can be in making predictions from a certain model.

Return On Equity (ROE) is the amount of net income returned as a percentage of shareholders equity.

This report must be preceded or accompanied by a prospectus.

The Otter Creek Long/Short Opportunity Fund is distributed by Quasar Distributors, LLC.

Otter Creek Long/Short Opportunity Fund

Performance Information
For the periods ended April 30, 2016 (Unaudited)

				Since Inception	Since Inception
				Cumulative Return	Annualized Return
	6 Months	9 Months	1 Year	(12/30/2013)	(12/30/2013)
Otter Creek Long/Short Opportunity Fund - Investor Class	1.24%	9.98%	9.78%	22.38%	9.05%
Otter Creek Long/Short Opportunity Fund - Institutional Class	1.32%	10.13%	10.03%	22.98%	9.28%
S&P 500® Index	0.43%	-0.20%	1.21%	17.74%	7.26%

A $100,000 investment in the Otter Creek Long/Short Opportunity Fund - Institutional Class

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (855) 681-5261, or visiting www.ottercreekfunds.com.  The minimum initial investments for the Investor Class and the Institutional Class are $2,500 and $100,000, respectively.  The above graph only shows performance for the Institutional Class.  Performance for the Investor Class is typically lower than the Institutional Class performance due to certain Investor Class specific expenses not included in the Institutional Class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

Total Investments · April 30, 2016 (Unaudited)
Otter Creek Long/Short Opportunity Fund

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
AT APRIL 30, 2016 (Unaudited)

Shares		Fair Value
COMMON STOCKS: 74.1%

Agriculture: 3.9%
202,667	Calavo Growers, Inc. **	$11,586,472

Aircraft & Parts: 2.2%
133,735	B/E Aerospace, Inc.	6,503,533

Apparel Retail: 1.2%
970,133	Performance Sports Group Ltd. *	3,599,193

Application Software: 2.5%
147,498	Microsoft Corp.	7,355,725

Commercial Services: 3.0%
76,350	Ecolab, Inc.	8,778,723

Consumer Finance: 4.8%
363,998	PayPal Holdings, Inc. *	14,261,442

Diversified Metals & Mining: 1.7%
142,643	Newmont Mining Corp.	4,988,226

Financial Services: 5.5%
76,802	The Bank of New York Mellon Corp.	3,090,512
135,123	MasterCard, Inc. - Class A **	13,105,580
		16,196,092
Food & Beverage: 6.2%
105,431	Anheuser-Busch InBev NV - ADR **	13,092,422
48,913	PepsiCo, Inc.	5,036,082
		18,128,504
Food Services: 5.0%
436,553	Aramark	14,628,891

Holding Companies: 3.5%
70,364	Berkshire Hathaway, Inc. *	10,236,555

Internet Software & Services: 2.9%
11,962	Alphabet, Inc. - Class A *,**	8,467,661

Investment Banking & Brokerage: 4.9%
152,314	The Charles Schwab Corp.	4,327,241
407,335	E*TRADE Financial Corp. *	10,256,695
		14,583,936
Medical Equipment: 3.5%
71,551	Thermo Fisher Scientific, Inc.	10,321,232

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
AT APRIL 30, 2016 (Unaudited) (continued)

Shares		Fair Value
COMMON STOCKS: 74.1% (continued)

Mortgage Insurance: 1.6%
644,984	MGIC Investment Corp. *, **	$4,663,234

Movies & Entertainment: 2.0%
79,696	Time Warner, Inc.	5,988,357

Packaged Foods & Meats: 12.8%
166,499	Conagra Foods, Inc.	7,419,195
42,424	Lancaster Colony Corp.	4,942,396
250,811	Mondelez International, Inc. - Class A	10,774,841
455,055	Snyder’s-Lance, Inc. **	14,548,108
		37,684,540
Regional Banks: 5.6%
687,555	Seacoast Banking Corp. of Florida *, **, +	11,152,142
260,163	State Bank Financial Corp.	5,432,204
		16,584,346
Utilities: 1.3%
51,792	American Water Works Co., Inc.	3,768,386
TOTAL COMMON STOCKS
(Cost $204,795,639)		218,325,048

REAL ESTATE INVESTMENT TRUSTS: 3.6%
304,003	Potlatch Corp.	10,706,986
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $8,921,728)		10,706,986

Principal
CONVERTIBLE BONDS: 0.1%

Mortgage Insurance: 0.1%
$200,000	MGIC Investment Corp.
	9.000%, 4/1/2063 (Acquired 01/03/2014 through 04/03/2014, Cost $235,094) ^, **	227,625
TOTAL CONVERTIBLE BONDS
(Cost $235,094)		227,625

Shares
INVESTMENT COMPANIES: 0.9%
21,446	SPDR Gold Shares *	2,651,798
TOTAL INVESTMENT COMPANIES
(Cost $2,523,154)		2,651,798

OTHER SECURITIES: 3.1%
	Miscellaneous Put Options less than 0.5% of Total Investments *	9,083,865
TOTAL OTHER SECURITIES
(Cost $15,415,809)		9,083,865

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
AT APRIL 30, 2016 (Unaudited) (continued)

Fair Value
TOTAL INVESTMENTS IN SECURITIES: 81.8%
(Cost $231,891,424)	$240,995,322
Other Assets in Excess of Liabilities: 18.2%	53,768,528
TOTAL NET ASSETS: 100.0%	$294,763,850

^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At April 30, 2016, the value of these securities amounted to $227,625 or 0.1% of net assets.

*	Non-income producing security
**	All or a portion of the shares have been committed as collateral for open securities sold short.
+	A portion of this security is considered illiquid. As of April 30, 2016, the total market value of investments considered illiquid was $7,890,414 or 2.7% of total net assets.
ADR American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT
AT APRIL 30, 2016 (Unaudited)

Shares		Fair Value
COMMON STOCKS: 45.3%
Apparel Retail: 1.4%
30,000	Dick’s Sporting Goods, Inc.	$1,390,200
43,534	Foot Locker, Inc.	2,674,729
		4,064,929

Asset Management & Custody Banks: 3.2%
26,064	BlackRock, Inc.	9,287,385

Automobile Manufacturers: 0.5%
6,452	Tesla Motors, Inc.	1,553,383

Automotive Parts: 4.4%
162,272	Gentherm, Inc.	5,961,873
59,487	Lear Corp.	6,848,739
		12,810,612
Building Products: 1.0%
37,000	AO Smith Corp.	2,857,140

Computer Hardware: 1.3%
123,961	Intel Corp.	3,753,539

Construction & Engineering: 0.5%
49,743	Comfort Systems USA, Inc.	1,466,921

Construction & Farm Machinery & Heavy Trucks: 1.4%
54,000	Caterpillar, Inc.	4,196,880

Consumer Finance: 1.8%
267,533	The Western Union Co.	5,350,660

Food & Drug Stores: 1.9%
161,800	Kroger Co.	5,726,102

Health Care Technology: 0.9%
20,500	athenahealth, Inc.	2,732,650

Home Furnishing Retail: 0.9%
45,737	Tempur Sealy International, Inc.	2,774,864

Industrial Products & Materials: 1.5%
18,255	W.W. Grainger, Inc.	4,281,163

Internet Retail: 0.8%
26,000	Netflix, Inc.	2,340,780

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT
AT APRIL 30, 2016 (Unaudited) (continued)

Shares		Fair Value
Internet Software & Services: 0.9%
34,010	Alibaba Group Holding Ltd. - ADR	$2,616,729

Investment Companies: 0.9%
36,633	T. Rowe Price Group, Inc.	2,758,099

Leisure Products: 1.4%
86,769	Brunswick Corp.	4,167,515

Oil & Gas Refining & Marketing: 2.5%
47,000	Tesoro Corp.	3,745,430
63,000	Valero Energy Corp.	3,708,810
		7,454,240
Packaged Foods & Meats: 1.2%
52,000	Tyson Foods, Inc.	3,422,640

Regional Banks: 2.3%
67,543	Bank of the Ozarks, Inc.	2,789,526
89,523	Texas Capital Bancshares, Inc.	4,101,944
		6,891,470
Restaurants: 4.8%
91,086	Dave & Buster’s Entertainment, Inc.	3,525,028
118,000	Dunkin’ Brands Group, Inc.	5,487,000
124,528	Texas Roadhouse, Inc.	5,070,780
		14,082,808
Semiconductors: 3.9%
39,146	Broadcom Ltd.	5,705,529
68,747	NXP Semiconductors NV	5,862,744
		11,568,273
Soft Drinks: 1.6%
103,000	Coca-Cola Co.	4,614,400

Specialized Finance: 0.9%
17,000	Factset Research Systems, Inc.	2,562,750

Specialty Stores: 1.5%
21,500	Ulta Salon Cosmetics & Fragrance Inc.	4,478,020

Tobacco: 1.9%
90,000	Altria Group, Inc.	5,643,900

TOTAL COMMON STOCKS
(Proceeds $134,219,587)		133,457,852

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT
AT APRIL 30, 2016 (Unaudited) (continued)

Shares		Fair Value
REAL ESTATE INVESTMENT TRUSTS: 2.4%
34,980	Simon Property Group, Inc.	$7,036,927
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $6,853,466)		7,036,927

Total Securities Sold Short (Proceeds $141,073,053): 47.7%		$140,494,779

ADR American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2016 (Unaudited)

ASSETS:
Investments in securities, at value: (cost of $231,891,424)	$240,995,322
Deposits at brokers	159,978,550
Cash	58,712,332
Receivables:
Investment securities sold	4,226,124
Fund shares sold	898,940
Dividends and interest	451,915
Prepaid expenses	31,000
Total assets	465,294,183

LIABILITIES:
Securities sold short (proceeds $141,073,053)	140,494,779
Payables:
Securities purchased	29,282,089
Fund shares redeemed	88,912
Advisory fees, net	330,486
Administration and accounting fees	23,973
Distribution fees - Investor Class	14,789
Transfer agent fees	19,178
Audit fees	11,075
Custody fees	3,207
Other accrued expenses and payables	261,845
Total liabilities	170,530,333
NET ASSETS	$294,763,850

NET ASSETS CONSIST OF:
Paid-in-capital	$279,791,388
Accumulated net investment loss	(2,054,327)
Accumulated net realized gain on investments	7,344,617
Net unrealized appreciation on:
Investments	9,103,898
Securities sold short	578,274
NET ASSETS	$294,763,850

INVESTOR CLASS:
Net Assets	$54,995,551
Shares issued (unlimited number of shares authorized without par value)	4,496,437
Net asset value, offering and redemption price per share	$12.23

INSTITUTIONAL CLASS:
Net Assets	$239,768,299
Shares issued (unlimited number of shares authorized without par value)	19,510,992
Net asset value, offering and redemption price per share	$12.29

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2016 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $50,732)	$1,423,030
Interest	8,960
Total investment income	1,431,990

EXPENSES (Note 3):
Investment advisory fees	1,669,540
Administration and accounting fees	85,393
Transfer agent fees	17,868
Sub-TA fees	45,546
Distribution fees - Investor Class	43,980
Registration fees	21,607
Custody fees	11,458
Audit fees	11,075
Reports to shareholders	8,624
Trustee fees	5,672
Compliance expense	4,524
Legal fees	4,127
Insurance expense	1,456
Miscellaneous expenses	12,225
Total expenses before dividends and interest on securities sold short	1,943,095
Plus: Dividends and interest on securities sold short	1,254,148
Total expenses	3,197,243
Less: Fees waived by the Advisor	(6,970)
Net expenses	3,190,273
Net investment loss	$(1,758,283)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SECURITIES SOLD
SHORT AND OPTIONS
Net realized gain on transactions from:
Investments	$7,320,390
Securities sold short	1,347,480
Total net realized gain on transactions	8,667,870
Net change in unrealized appreciation (depreciation) on:
Investments	(2,724,748)
Securities sold short	(2,156,251)
Total net change in unrealized depreciation	(4,880,999)
Net realized and change in unrealized gain on investments	3,786,871
Net increase in net assets resulting from operations	$2,028,588

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
	(Unaudited)
OPERATIONS:
Net investment loss	$(1,758,283)	$(1,313,351)
Net realized gain (loss) on investments and securities sold short	8,667,870	(48,735)
Net change in unrealized appreciation (depreciation) on investments and securities sold short	(4,880,999)	13,196,747
Net increase in net assets resulting from operations	2,028,588	11,834,661

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain - Retail Class	—	(8,404)
From net realized gain - Institutional Class	—	(56,861)
Total distributions to shareholders	—	(65,265)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Investor Class	46,485,910	11,288,548
Institutional Class	131,271,244	47,005,177
Proceeds from distributions reinvested:
Investor Class	—	8,400
Institutional Class	—	55,959
Cost of shares redeemed:
Investor Class**	(10,520,155)	(1,913,162)
Institutional Class***	(20,251,721)	(7,970,836)
Net increase in net assets from capital share transactions	146,985,278	48,474,086

TOTAL INCREASE IN NET ASSETS	149,013,866	60,243,482

NET ASSETS:
Beginning of period/year	145,749,984	85,506,502
End of period/year	$294,763,850	$145,749,984
Accumulated net investment loss	$(2,054,327)	$(296,044)

CHANGES IN SHARES OUTSTANDING:
Shares sold:
Investor Class	3,759,506	1,002,557
Institutional Class	10,731,264	4,186,631
Reinvested dividends:
Investor Class	—	761
Institutional Class	—	5,059
Shares redeemed:
Investor Class*	(854,103)	(171,833)
Institutional Class**	(1,656,235)	(699,021)
Net increase in shares outstanding	11,980,432	4,324,154

* Net of redemption fees of	$5,414	$79
** Net of redemption fees of	$9,728	$2,454

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund - Investor Class

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

	Six Months			Period from
	Ended			December 30, 2013(1)
	April 30, 2016		Year Ended	Through
	(Unaudited)		October 31, 2015	October 31, 2014

Net asset value, beginning of period/year	$12.08		$11.09	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.11)		(0.16)	(0.12)
Net realized and unrealized gain on investments	0.26		1.16	1.21
Total from investment operations	0.15		1.00	1.09

LESS DISTRIBUTIONS:
From net realized gain	—		(0.01)	—
Total distributions	—		(0.01)	—

Paid in capital from redemption fees	0.00	*	0.00 *	0.00	*
Net asset value, end of period/year	$12.23		$12.08	$11.09

Total return	1.24	%(3)	9.00%	10.90	%(3)

SUPPLEMENTAL DATA:
Net assets, end of period/year (in millions)	$55.0		$19.2	$8.4
Portfolio turnover rate	39	%(3)	108%	37	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived(4)	3.19	%(6)	2.67%	3.31	%(6)
After fees waived(4)	3.16	%(6)	2.56%	2.69	%(6)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived(5)	(1.88	)%(6)	(1.54)%	(1.96	)%(6)
After fees waived(5)	(1.85	)%(6)	(1.43)%	(1.34	)%(6)

*	Less than $0.005 per share.
(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratio excluding dividends and interest on short positions were as follows:
1.98% before fees waived and 1.95% after fees waived for the six months ended April 30, 2016
2.06% before fees waived and 1.95% after fees waived for the year ended October 31, 2015
2.57% before fees waived and 1.95% after fees waived for the period ended October 31, 2014
(5)	The net investment income ratios include dividends and interest on short positions.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund - Institutional Class

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

	Six Months			Period from
	Ended			December 30, 2013(1)
	April 30, 2016		Year Ended	Through
	(Unaudited)		October 31, 2015	October 31, 2014

Net asset value, beginning of period/year	$12.12		$11.10	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.09)		(0.13)	(0.10)
Net realized and unrealized gain on investments	0.26		1.16	1.20
Total from investment operations	0.17		1.03	1.10

LESS DISTRIBUTIONS:
From net realized gain	—		(0.01)	—
Total distributions	—		(0.01)	—

Paid in capital from redemption fees	0.00	*	0.00 *	0.00	*
Net asset value, end of period/year	$12.29		$12.12	$11.10

Total return	1.32	%(3)	9.26%	11.00	%(3)

SUPPLEMENTAL DATA:
Net assets, end of period/year (in millions)	$239.8		$126.5	$77.1
Portfolio turnover rate	39	%(3)	108%	37	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived(4)	2.81	%(6)	2.42%	3.06	%(6)
After fees waived(4)	2.81	%(6)	2.31%	2.44	%(6)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived(5)	(1.53	)%(6)	(1.26)%	(1.71	)%(6)
After fees waived(5)	(1.53	)%(6)	(1.15)%	(1.09	)%(6)

*	Less than $0.005 per share.
(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratio excluding dividends and interest on short positions were as follows:
1.70% before and after fees waived for the six months ended April 30, 2016
1.81% before fees waived and 1.70% after fees waived for the year ended October 31, 2015
2.32% before fees waived and 1.70% after fees waived for the period ended October 31, 2014
(5)	The net investment income ratios include dividends and interest on short positions.
(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2016 (Unaudited)

NOTE 1 - ORGANIZATION

The Otter Creek Long/Short Opportunity Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification topic 946 “Financial Services-Investment Companies”.  The Fund commenced operations on December 30, 2013.

The Fund currently offers two classes of shares: Investor Class and Institutional Class.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s objective is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation with below average volatility by investing in opportunities both long and short which are driven by intensive fundamental analysis.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its net assets on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2016 (Unaudited) (continued)

Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3-
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2016. See the Schedule of Investments and Schedule of Securities Sold Short for industry breakouts.

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$218,325,048	$—	$—	$218,325,048
Real Estate Investment Trusts	10,706,986	—	—	10,706,986
Convertible Bonds	—	227,625	—	227,625
Investment Companies	2,651,798	—	—	2,651,798
Other Securities	—	9,083,865	—	9,083,865
Total Investments in Securities	$231,683,832	$9,311,490	$—	$240,995,322

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$133,457,852	$—	$—	$133,457,852
Real Estate Investment Trusts	7,036,927	—	—	7,036,927
Total Securities Sold Short	$140,494,779	$—	$—	$140,494,779

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.  There were no transfers made into or out of Level 1, 2, or 3 during the six months ended April 30, 2016.

Statement of Assets and Liabilities

Fair values of derivative instruments as of April 30, 2016:

	Asset Derivatives as of		Liability Derivatives as of
	April 30, 2016		April 30, 2016
Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Option Contracts	Investments in securities, at value	$9,083,865	None	$—
Total		$9,083,865		$—

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2016 (Unaudited) (continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2016:

Change in
Unrealized
Appreciation
(Depreciation) on
	Location of Gain (Loss) on	Realized Gain (Loss) on	Derivatives
	Derivatives Recognized in	Derivatives Recognized in	Recognized in
Instruments	Income	Income	Income
Equity Option Contracts	Net realized and unrealized gain	$7,307,079	$(7,753,803)
(loss) on investments and options

The average monthly value of long options held during the six months ended April 30, 2016 was $6,877,756.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of October 31, 2015, the Fund has late year losses of $296,044 and did not have post-October losses or capital loss carry-forwards.

As of April 30, 2016, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. However, as of April 30, 2016, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 6 months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund is normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.	Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2016 (Unaudited) (continued)

of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s NAV per share.  The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Securities Sold Short.  The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral is equal to the current market value of the securities sold short.

I.
Options Contracts.  The Fund may invest in options contracts that may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Options are non-income producing securities.  At April 30, 2016, the Fund had 3.1% of net assets invested in purchased options.

J.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that need to be disclosed.

K.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund may not invest more than 15% of its net assets in illiquid securities.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Otter Creek Advisors, LLC, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund.  For the six months ended April 30, 2016, the Fund incurred $1,669,540 in advisory fees.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2016 (Unaudited) (continued)

The Advisor has contractually agreed to limit the Fund’s Investor Class annual expense ratio before dividends and interest on short positions to 1.95% and the Fund’s Institutional Class annual expense ratio before dividends and interest on short positions to 1.70% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the six months ended April 30, 2016, the Advisor waived $6,970 in fees from the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At April 30, 2016, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $287,408. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
October 31, 2017	$151,695
October 31, 2018	$128,743
October 31, 2019	$ 6,970

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent.  In those capacities USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Fees paid by the Fund to USBFS for these services for the six months ended April 30, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund’s Investor Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund.  No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities.  Fees paid by the Fund to the Distributor for services for the six months ended April 30, 2016, are disclosed in the Statement of Operations.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments and U.S. Government securities) for the six months ended April 30, 2016, were as follows:

Purchases at Cost	Sales or Maturity Proceeds
$179,386,666	$69,764,693

There were no purchases or sales of long-term U.S. Government securities for the six months ended April 30, 2016.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2016 (Unaudited) (continued)

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the six months ended April 30, 2016 and period ended October 31, 2015, are as follows:

	Six Months Ended	Year Ended
	April 30, 2016	October 31, 2015
Ordinary Income	$—	$12,282
Long-Term Capital Gains	—	52,983

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$112,716,696
Gross tax unrealized appreciation	19,527,400
Gross tax unrealized depreciation	(7,900,968)
Net tax unrealized appreciation (depreciation)	11,626,432
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gain	1,317,442
Total accumulated gain	$12,943,874

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments.  Other accumulated gain consists of late year losses, deferred losses on unsettled securities sold short and unrealized gains/losses on short sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Advances are not collateralized by a first lien against the Fund’s assets. Loan activity for the six months ended April 30, 2016 is as follows:

Maximum Available Credit	$10,000,000
Maximum Loan Outstanding	—
Average Daily Loan Outstanding	—
Interest Expense	—
Loan Outstanding as of April 30, 2016	—
Average Interest Rate	—

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLE For the Six-Months Ended April 30, 2016 (Unaudited)

As a shareholder of the Otter Creek Long/Short Opportunity Fund you incur two types of costs: (1) transaction costs, distribution fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2015 – April 30, 2016).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLE For the Six-Months Ended April 30, 2016 (Unaudited)

or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Otter Creek Long/Short Opportunity Fund - Investor Class	November 1, 2015	April 30, 2016	During the Period *
Actual **	$1,000.00	$1,012.40	$15.81
Hypothetical (5% annual return before expenses) ***	$1,000.00	$1,009.15	$15.79

*
The actual expenses are equal to the Fund’s annualized expense ratio of 3.16%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent six-month period.  The hypothetical expenses are equal to the Fund’s annualized expense ratio of 3.16%, multiplied by 182/366 to reflect the most recent six-month period.

**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $9.76 and the Fund’s annualized expense ratio would be 1.95%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $9.77 and the Fund’s annualized expense ratio would be 1.95%.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Otter Creek Long/Short Opportunity Fund - Institutional Class	November 1, 2015	April 30, 2016	During the Period *
Actual **	$1,000.00	$1,013.20	$14.07
Hypothetical (5% annual return before expenses) ***	$1,000.00	$1,010.89	$14.05

*
The actual expenses are equal to the Fund’s annualized expense ratio of 2.81%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent six-month period.  The hypothetical expenses are equal to the Fund’s annualized expense ratio of 2.81%, multiplied by 182/366 to reflect the most recent six-month period.

**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $8.51 and the Fund’s annualized expense ratio would be 1.70%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $8.52 and the Fund’s annualized expense ratio would be 1.70%.

Otter Creek Long/Short Opportunity Fund

ADDITIONAL INFORMATION (Unaudited)

Information About Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (855) 681-5261 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12month period ending June 30 is available by calling toll-free (855) 681-5261 or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 681-5261.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund posts its portfolio holdings on its website at www.ottercreekfunds.com.

Householding

In an effort to conserve resources, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call (855) 681-5261 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Fund’s Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling   (855) 681-5261.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.ottercreekfunds.com.

Otter Creek Long/Short Opportunity Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and
• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Otter Creek Advisors, LLC
222 Lakeview Avenue, Suite 1100
West Palm Beach, Florida 33401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Fund Information

Fund	Symbol	CUSIP
Otter Creek Long/Short Opportunity Fund – Investor Class	OTCRX	74316J334
Otter Creek Long/Short Opportunity Fund – Institutional Class	OTTRX	74316J342

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)         /s/Elaine E. Richards
   Elaine E. Richards, President/Principal Executive Officer

Date     July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/Elaine E. Richards
  Elaine E. Richards, President/Principal Executive Officer

Date     July 8, 2016

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer/Principal Financial Officer

Date     July 8, 2016

* Print the name and title of each signing officer under his or her signature.